                                                                   EXHIBIT 10.17

                        DEFERRED COMPENSATION AGREEMENT
                        -------------------------------

     THIS AGREEMENT is made and entered into this 24th day of May, 1977, by and
                                                  ----        ---
between KEVCO, INC., a Texas corporation (the "Company ") and CLYDE A. REED ("Employee");

                             W I T N E S S E T H:

     WHEREAS, Employee has been a loyal and trusted employee of the Company for many years; and

     WHEREAS, the Company values the efforts, abilities and accomplishments of the Employee and recognizes that his efforts on behalf of the Company have resulted in substantial growth and profits to the Company; and

     WHEREAS, the Company recognizes that the services of the Employee are vital to its continued growth and continued success; and

     WHEREAS, the Company, in order to retain the services of Employee, is willing to provide post-retirement or post-death benefits for Employee or his named beneficiaries or estate, subject to the terms and conditions of this Agreement;

     NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed and do hereby agree as follows:

     1.   Deferred Compensation  (a) Provided (i) Employee is still in the
          ---------------------
employment of the Company when he attains the age of sixty (60) years, dies or becomes disabled (as herein defined), whichever shall first occur, and (ii) Employee's right to deferred compensation is not forfeited by the occurrence of any of the events of forfeiture specified in Paragraph 10 below, the Company hereby agrees to pay deferred compensation to Employee, his legal representatives, designated beneficiaries or estate, as the case may be, in the sum of $20,000.00 per year, payable in equal monthly installments for a period of ten (10) years, such installments to commence on the first day of the month following the Employee's attaining tide age of sixty (60) years, the date of his death or the determination of his disability, whichever shall first occur.

     (b) As used herein, the term "disabled" or "disability" shall mean the physical or mental disability of the Employee which, in the opinion of a physician appointed by the Company, will permanently prevent the Employee from performing the usual duties of his employment with the Company.

     (c) If the Company subsequently determines that Employee is no longer disabled (as defined herein), Company, in its sole discretion, may discontinue the deferred compensation benefits provided for in this Paragraph 1 until the Employee attains the age of sixty (60) years, dies or the Employee is again determined to be disabled, whichever shall first occur. If the Company terminates the deferred compensation benefits under the provisions of this Paragraph 1(c), the number of any prior payments made to Employee under this Paragraph l shall reduce the aggregate total number of payments to which Employee may be entitled under this Paragraph 1.

     2.   Early Termination.  If Employee voluntarily or involuntarily
          -----------------
terminates his employment with the Company prior to reaching the age of sixty
(60) years, for reasons other than death or disability as provided in Paragraph 1 hereof, whether said termination is by the act of the Company or Employee and whether for or without cause, Employee shall receive from Company in one lump sum cash payment in lieu of all other payments or benefits to which he may be entitled hereunder, the amount set out below opposite the year in which such, termination occurs:

     Year in which Termination                        Amount to be Received
        of Employment Occurs                               By Employee
     -------------------------                        ---------------------
                1                                          $   3,496
                2                                              6,911
                3                                             10,183
                4                                             13,284
                5                                             16,213
                6                                             18,969
                7                                             21,603
                8                                             24,116
                9                                             26,504
               10                                             28,771
               11                                             30,903
               12                                             32,905
               13                                             34,775
               14                                             36,509
               15                                             38,103
               16                                             39,554
               17                                             40,854
               18                                             42,008

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

     3.   Payment Upon Termination of Employment.  It is agreed and understood
          --------------------------------------
that the Company may terminate the employment of Employee at any time subsequent to the date hereof, whether for or without cause, by giving at least thirty (30) days' written notice to Employee prior to the date of termination set forth in the notice. It is specifically understood and agreed that if Employee's employment with the Company is terminated for any reason other than disability, death or attaining the age of sixty (60) years, Employee shall be entitled to no deferred compensation pursuant to this Agreement whatsoever and shall only be entitled to receive the lump sum payment provided for in Paragraph 2 above.

     4.   Status of Agreement.  The benefits or payments made under this
          -------------------
Agreement shall be independent of, and in addition to, those under any other agreement which may be in force between the parties hereto, or any other compensation payable to Employee or his designee by the Company, and nothing contained herein shall be deemed to exclude Employee from any supplemental compensation, bonus, pension, profit-sharing, insurance, severance pay or other benefits to which he otherwise might be or become entitled, as an employee of Company, except as may otherwise be provided by agreement or law. This Agreement shall not be construed as a contract of employment between the parties hereto nor shall any provision hereof restrict the right of the Company to discharge Employee for or without cause or restrict the right of Employee to terminate his employment with the Company.

     5.   Life Insurance and Funding.  In order to fund the benefits provided
          --------------------------
for in this Agreement, the Company may, at its discretion, apply for and procure as owner and for its own benefit a whole-life insurance policy or policies on the life of the Employee in the amount of $270,158.00. Employee shall have no right, title or interest whatsoever in any such policy or policies and hereby expressly disclaims any incidents of ownership in any such policy or policies, but at the request of the Company, Employee shall submit to medical examina-tions and supply such information and execute such documents as may be required by the insurance company or companies to whom Company has applied for insurance.

     The rights of Employees, or his designated beneficiary or beneficiaries, or his estate, to benefits or payments under this Agreement shall be solely those of an unsecured creditor of the Company. Any insurance policy or policies or other assets acquired or held by the Company in connection with the liabilities assumed by it pursuant to this Agreement shall not be deemed to be held under any trust for the benefit of Employee, any designated beneficiary or beneficiaries of Employee or his estate, or to be security for the performance of the obligations of the Company but shall be, and remain a general, unpledged and unrestricted asset of the Company.

     6.   Sale of Company.  It is expressly agreed and understood by the parties
          ---------------
hereto that in the event of the (i) sale of all or substantially all of the property and assets of the Company, or (ii) merger or consolidation of the Company with some other business entity, or (iii) sale of all or any portion of the outstanding common stock of the Company, the Company shall use its best efforts to cause this Agreement to be assumed and continued but it is agreed and understood that there shall be no legal obligation on the part of the Company or any other person or legal entity to continue or assume this Agreement and the Company or any other person or legal entity who is the successor to the Company or its assets and property shall have the right to terminate this Agreement at any time subject to the Employee's right to receive the lump sum cash payment provided for in Paragraph 2 hereof.

     7.   Non-Alienability of Benefit.  None of the benefits or payments
          ---------------------------
provided for herein shall be subject in any manner to antici-

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


pation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void.

     8.   Relationship of Parties.  Nothing contained in this Agreement and no
          -----------------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind or a fiduciary relationship between the Company and the Employee, his designated beneficiary or beneficiaries, his estate or any other person. Any funds which may be invested under the provisions of this Agreement shall continue for all purposes to be a part of the general funds of the Company and no person other than the Company shall, by virtue of the provisions of this Agreement, have any interest in such funds. To the extent that any person acquires a right to receive payments from the Company under this Agreement, such right shall be no greater than the right of any unsecured general creditor of the Company.

     9.   Designation of Beneficiary.  For the purposes of designating a
          --------------------------
beneficiary or beneficiaries to receive the benefits set forth in Paragraph 5 hereof, the employee shall, from time to time during the term of this Agreement, designate in writing a beneficiary or beneficiaries to receive such benefits. Such designation or designations shall be made in writing and filed with the Company on a form prepared by the Company. If no beneficiary or beneficiaries has been so designated by the Employee, or if no designated beneficiary shall survive the Employee, any benefits to which Employee shall be entitled pursuant to Paragraph 1 hereof shall be paid to Employee's estate.

     10.  Forfeiture of Deferred Compensation.  Anything in this Agreement to
          -----------------------------------
the contrary notwithstanding, Employee agrees that, after qualifying for deferred compensation benefits by reason of disability as provided in Paragraph 1 hereof, no payment of any then unpaid installments of such benefits shall be made and all rights under this Agreement of the Employee, his designated beneficiary or beneficiaries, his estate, the executors or administrators of his estate, or any other person to receive the payments thereof shall be forfeited if any or all of the following events shall occur:

          (a) the Employee shall engage in any activity or conduct which, in the opinion of the Board of Directors of the Company, is inimical to the best interests of the Company; or

          (b) Employee, directly or indirectly through one or more intermediaries, either as an employee, employer, consultant, agent, principal, partner, stockholder, corporate officer, director or in any other individual or representative capacity, without the prior written consent of the Company, engages in or participates in competition with the Company respecting one or more of the Company's business activities.

The parties hereto agree that one of the essential considerations for the deferred compensation benefits provided Employee hereunder is to protect and preserve the goodwill of the Company and its respective enterprises, and that said goodwill would be substantially diminished in value if Employee were to enter into competition with the Company or were to engage in any activity or conduct which was inimical to the best interests of the Company while entitled to receive installments of deferred compensation. As business activities of the Company are national in scope, the prohibition against competition provided for herein relates to any principal competitor wherever it may be located within the United States.

     11.  Purchase of Insurance by Employee.  In the event Employee's employment
          ---------------------------------
with the Company is terminated for any reason prior to his attaining the age of sixty (60) years, other than by death or disability, Employee shall have the option to purchase from the Company the policy or policies of insurance on his life in the event the Company shall have in force and effect such policy or policies. Such option shall be exercised by written notice delivered to the president of the Company within thirty (30) days after the date of the Employee's termination of employment with the Company. The purchase price shall

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


be the interpolated terminal reserve value of the policy or policies) as of the date of termination of Employee's employment with the Company, reduced by any existing indebtedness against the policy or policies, and increased by the portion, if any, of the premium or premiums paid before the date of termination that covers a period beyond said date of termination. The Employee may exercise this option with regard to certain policies selected by him and shall not be required to purchase all the policies on his life owned by the Company. The Company may dispose of any policy or policies not purchased by the Employee as it sees fit.

     12.  Continuation of Employment with Company.  Nothing contained herein
          ---------------------------------------
shall be construed as conferring upon the Employee the right to continue in the employ of the Company as an executive or in other capacity.

     13.  Treatment of Deferred Compensation.  Any deferred compensation payable
          -----------------------------------
under this Agreement shall not be deemed salary or other compensation to the Employee for the purpose of computing benefits to which he may be entitled under any pension or profit-sharing plan or other arrangement of the Company for the benefit of its employees, unless otherwise required to do so by some other agreement or by law.

     14.  Interpretation and Construction of Agreement.  The Board of Directors
          --------------------------------------------
of the Company shall have full power and authority to interpret, construe and administer this Agreement and the Board of Directors' interpretations and construction thereof, and actions thereunder, shall be binding and conclusive on all persons for all purposes. No member of the Board of Directors of the Company shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Agreement unless attributable to his own willful misconduct or lack of good faith.

     15.  Miscellaneous Provisions.  (a) Any and all notices or other
          ------------------------
communications provided for herein shall be given in writing addressed to the parties at the addresses set forth below. Such notices or other

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


communications shall be deemed received when personally delivered or if mailed, when deposited in the United States Mails, postage prepaid, sent registered or certified mail, return receipt requested. The addresses set forth below may only be changed by giving written notice of such change of address by registered or certified mail, return receipt requested, to the other parties hereto but such change of address shall only be considered received when actually received.

          (b) This Agreement shall be subject to and governed by the laws of the State of Texas.

          (c) The captions used herein are for administrative and convenience purposes only and shall not be construed in interpreting this Agreement. Whenever the context so requires, the masculine shall include the feminine and neuter, and the singular shall include the plural, and conversely. If any portion of this Agreement shall be held invalid or inoperative, then so far as reasonable and possible:

               (i) the remainder of this Agreement shall be considered valid and operative; and

               (ii) effect shall be given to the intent manifested by the portion held invalid or inoperative.

          (d) This Agreement may be amended from time to time by an instrument in writing signed by all those who are parties to this Agreement at the time of such amendment, such instrument being designate on its face as an "amendment" to this Agreement.

          (e) The failure of the parties to insist in one or more instance upon the performance of any of the terms or conditions of this Agreement shall not be construed as a waiver or relinquishment of any right granted hereunder or of the future performance of any such term or condition, but the obligations of any party with respect thereto shall continue in full force and effect.

          (f) This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one instrument.

          (g) This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors, assigns, heirs, executors, administrators, receivers, trustees and other legal representatives.

          (h) This Agreement contains the entire agreement between the parties hereto and supersedes any and all prior agreements, whether written or oral, between the parties with respect to the within subject matter.

     IN WITNESS WHEREOF, this Agreement is executed in multiple copies on the day and year first above written.

                                             COMPANY:

                                             KEVCO, INC.


                                             By /s/ Billy T. Everett
                                               ---------------------------------
                                                  Its President

                                             303 Morrow Building
                                             235 Loop 820, N.E.
                                             Hurst, Texas 76053

                                             EMPLOYEE:


                                             /s/ Clyde A. Reed
                                             -----------------------------------
                                             Clyde A Reed
                                             6 Country Club Court
                                             Arlington, Texas 76013

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